Exhibit 99.1

Sonic Automotive Reports Second Quarter Financial Results

All-Time Record Quarterly Revenues and Gross Profit
Board of Directors Increases Share Repurchase Authorization by $500 Million for Total Availability of $633 Million

CHARLOTTE, N.C. – July 28, 2022 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic” or the “Company”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the second quarter and six months ended June 30, 2022.

Key Second Quarter 2022 Highlights

•All-time record quarterly revenues of $3.7 billion, up 9% year-over-year, all-time record quarterly gross profit of $588.8 million, up 15% year-over-year
•Reported net income from continuing operations of $94.8 million ($2.34 per diluted share)
•Excluding one-time charges, adjusted net income from continuing operations* of $99.2 million ($2.45 per diluted share)
•Reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 68.4% (60.7% on a Franchised Dealerships Segment basis, an increase of 260 basis points year-over-year)
•Excluding one-time charges, adjusted SG&A expenses as a percentage of gross profit* of 67.7% (59.9% on a Franchised Dealerships Segment basis, an increase of 180 basis points year-over-year)
•All-time record quarterly total Finance & Insurance (“F&I”) gross profit per retail unit of $2,503, up 13% year-over-year
•All-time record quarterly EchoPark revenues of $665.6 million, up 12% year-over-year
•During the second quarter of 2022, Sonic repurchased approximately 1.4 million shares of its Class A Common Stock for an aggregate purchase price of approximately $59.4 million
•Sonic’s Board of Directors increased the Company’s share repurchase authorization by $500.0 million, to a total of $633.1 million remaining authorization

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Commentary

David Smith, Chief Executive Officer of Sonic Automotive, stated, “Sonic achieved another quarter of record revenues and solid earnings as a result of the continued dedication of our Sonic and EchoPark teams and our strong relationships with our manufacturer and vendor partners. Despite persistent industrywide headwinds that contributed to lower new vehicle sales volume as a result of ongoing supply chain disruptions and inventory constraints, we continued to see strong new vehicle pricing and consumer demand during the second quarter. In addition, we have made significant progress on the integration of the RFJ Auto acquisition and expect to realize meaningful synergies in future periods, further demonstrating the strength of the franchised dealership model and Sonic’s capacity to reinvest in its business for long-term growth and shareholder returns.”

Jeff Dyke, President of Sonic Automotive, commented, “During the second quarter, we further expanded EchoPark’s nationwide geographic and digital network, opening three new locations and completing the rollout of our proprietary, best-in-class ecommerce platform to 100% of our nationwide traffic at EchoPark.com. Our new ecommerce platform accounted for 19% of our EchoPark retail unit sales volume in the second quarter, allowing our guests to shop their way via a modern omnichannel purchase experience or a seamless end-to-end online transaction. In addition, we expanded into new customer segments by adding older model year vehicles to our EchoPark inventory at more affordable prices, driving an increase in our non-auction sourced inventory mix to 25% of sales volume in the second quarter, up from 7% in the prior year. We continue to adapt our business in the face of ongoing challenges in the used vehicle industry, from inventory procurement to consumer affordability. With the flexibility of the EchoPark model, we remain confident in EchoPark’s long-term prospects and remain on track to reach 90% U.S. population coverage by 2025.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “We are extremely pleased with our team’s ability to produce consistent top-line performance despite ongoing supply chain and affordability headwinds. Additionally, our organization remains focused on maintaining high levels of profitability and cash flows, capitalizing on the enhanced operating efficiencies we realized during the course of the COVID-19 pandemic while implementing additional strategic measures based on the latest industry trends and macroeconomic outlook. We believe our strong balance sheet and balanced capital allocation position Sonic to continue to provide long-term returns for its stockholders.”

Second Quarter 2022 Segment Highlights

The financial measures discussed below are results for the second quarter of 2022 with comparisons made to the second quarter of 2021, unless otherwise noted.

•Franchised Dealerships Segment operating results include:
•Same store revenues down 12%, same store gross profit down 2%
•Same store retail new vehicle unit sales volume down 33%; same store retail new vehicle gross profit per unit up 77%, to $6,905
•Same store retail used vehicle unit sales volume down 17%; same store retail used vehicle gross profit per unit down 15%, to $1,622
•Same store parts, service and collision repair gross profit up 4%; same store customer pay gross profit up 11%; same store warranty gross profit down 10%; same store gross margin down 60 basis points, to 50.0%
•Same store F&I gross profit down 14%; all-time record quarterly reported Franchised Dealerships Segment F&I gross profit per retail unit of $2,472, up 17%
•On a trailing quarter cost of sales basis, Franchised Dealerships Segment new vehicle inventory had approximately 18 days’ supply, and Franchised Dealerships Segment used vehicle inventory had approximately 31 days’ supply

•EchoPark Segment operating results include:
•All-time record quarterly EchoPark revenues of $665.6 million, up 12% year-over-year, all-time record quarterly EchoPark gross profit of $49.5 million, up 37% year-over-year
•EchoPark retail used vehicle unit sales volume of 16,608, down 22% year-over-year
•EchoPark retail used vehicle unit sales volume was comprised of 91% 1-4-year old vehicles and 9% 5-plus-year old vehicles
•EchoPark market share was 2.1% of the 1-4-year old vehicle segment in our current markets (on a same market basis, EchoPark share was 3.0% of the 1-4-year old vehicle segment)
•EchoPark pre-tax loss of $34.9 million and adjusted EBITDA* loss of $27.9 million (including market expansion-related losses of $10.3 million and $9.7 million, respectively)
•On a trailing quarter cost of sales basis, EchoPark Segment used vehicle inventory had approximately 53 days’ supply (including the effect of building up inventory for newly opened and future locations)

Strategic Update

In July 2021, Sonic announced a review process to evaluate potential strategic alternatives for its EchoPark business. After carefully evaluating a range of alternatives, the Company has concluded its review and the Board has determined that timing and current market conditions do not align with the Company’s value creation objectives for the business. Sonic will continue to execute on its expansion plans for EchoPark and will monitor market conditions and periodically consider potential opportunities to maximize long-term shareholder value as they arise. Further, while the Company remains confident in EchoPark’s long-term prospects, the current market environment has caused the Company to adjust EchoPark’s projected revenue growth and push back the achievement of its previously stated financial goals beyond 2025.

Dividend

Sonic’s Board of Directors approved a quarterly cash dividend of $0.25 per share payable on October 14, 2022 to all stockholders of record on September 15, 2022.

Second Quarter 2022 Earnings Conference Call

Senior management will hold a conference call today at 11:00 A.M. (Eastern).

Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com.

For telephone access to this conference call, please register in advance using this link:
https://ige.netroadshow.com/registration/q4inc/11305/sonic-automotive-second-quarter-2022-earnings-conference-call/

After registering, you will receive a confirmation that includes dial-in numbers and a unique conference call access code and PIN for entry. Registration remains available through the live call, however, to ensure you are connected for the full call we suggest registering at least 10 minutes before the start of the call.

A conference call replay will be available beginning two hours following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable automotive retailer and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in this category. Our new platforms, programs, and people are set to drive the next generation of automotive experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive

EchoPark Automotive is one of the fastest growing and most comprehensive retailers of nearly new pre-owned vehicles in America today. Our rapid growth plan is expected to bring our unique business model to 90% of the U.S. population by 2025, utilizing one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. EchoPark is already making its mark by earning the 2021 Consumer Satisfaction Award from DealerRater, expanding its Owner Experience Centers, launching its all-new digital ecommerce platform and focusing on growing its brand nationwide. EchoPark’s mission is in its name: Every Car deserves a Happy Owner. This drives the car buying experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements

Included herein are forward-looking statements, including statements regarding EchoPark's omnichannel strategy and future U.S. population coverage. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in our EchoPark Segment, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the integration of the RFJ Auto acquisition, the effect of the COVID-19 pandemic and related government-imposed restrictions on operations, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income from continuing operations and related earnings per diluted share, adjusted SG&A expenses as a percentage of gross profit, and adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts

Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer (704) 566-2400
Danny Wieland, Vice President, Investor Relations & Financial Reporting (704) 927-3462
ir@sonicautomotive.com

Press Inquiries:
Danielle DeVoren / Joshua Greenwald
212-896-1272 / 646-379-7971
ddevoren@kcsa.com/jgreenwald@kcsa.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Results of Operations - Consolidated

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,344.3	$1,453.2	(7)%	$2,695.6	$2,587.2	4%
Fleet new vehicles	166.4	9.7	NM	315.0	32.0	884%
Total new vehicles	1,510.7	1,462.9	3%	3,010.6	2,619.2	15%
Used vehicles	1,449.4	1,281.2	13%	2,820.2	2,384.1	18%
Wholesale vehicles	121.4	84.8	43%	290.2	159.6	82%
Total vehicles	3,081.5	2,828.9	9%	6,121.0	5,162.9	19%
Parts, service and collision repair	398.1	346.1	15%	778.7	654.2	19%
Finance, insurance and other, net	173.2	177.2	(2)%	339.7	321.9	6%
Total revenues	3,652.8	3,352.2	9%	7,239.4	6,139.0	18%
Cost of sales:
Retail new vehicles	(1,176.0)	(1,335.1)	12%	(2,359.6)	(2,399.9)	2%
Fleet new vehicles	(165.5)	(9.4)	NM	(313.2)	(31.4)	(897)%
Total new vehicles	(1,341.5)	(1,344.5)	—%	(2,672.8)	(2,431.3)	(10)%
Used vehicles	(1,402.3)	(1,246.1)	(13)%	(2,725.0)	(2,318.4)	(18)%
Wholesale vehicles	(120.2)	(80.3)	(50)%	(287.6)	(154.2)	(87)%
Total vehicles	(2,864.0)	(2,670.9)	(7)%	(5,685.4)	(4,903.9)	(16)%
Parts, service and collision repair	(200.0)	(170.5)	(17)%	(393.9)	(323.4)	(22)%
Total cost of sales	(3,064.0)	(2,841.4)	(8)%	(6,079.3)	(5,227.3)	(16)%
Gross profit	588.8	510.8	15%	1,160.1	911.7	27%
Selling, general and administrative expenses	(402.8)	(320.6)	(26)%	(789.8)	(610.0)	(29)%
Depreciation and amortization	(31.2)	(24.8)	(26)%	(61.1)	(48.4)	(26)%
Operating income (loss)	154.8	165.4	(6)%	309.2	253.3	22%
Other income (expense):
Interest expense, floor plan	(6.1)	(4.3)	(42)%	(11.1)	(9.4)	(18)%
Interest expense, other, net	(21.3)	(10.1)	(111)%	(42.1)	(20.4)	(106)%
Other income (expense), net	(0.2)	—	(100)%	0.1	0.1	—%
Total other income (expense)	(27.6)	(14.4)	(92)%	(53.1)	(29.7)	(79)%
Income (loss) from continuing operations before taxes	127.2	151.0	(16)%	256.1	223.6	15%
Provision for income taxes for continuing operations - benefit (expense)	(32.4)	(37.0)	12%	(64.0)	(55.9)	(14)%
Income (loss) from continuing operations	94.8	114.0	(17)%	192.1	167.7	15%
Discontinued operations:
Income (loss) from discontinued operations before taxes	—	(0.2)	100%	—	0.5	(100)%
Provision for income taxes for discontinued operations - benefit (expense)	—	—	—%	—	(0.1)	100%
Income (loss) from discontinued operations	—	(0.2)	100%	—	0.4	(100)%
Net income (loss)	$94.8	$113.8	(17)%	$192.1	$168.1	14%
Basic earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$2.40	$2.74	(12)%	$4.81	$4.03	19%
Earnings (loss) per share from discontinued operations	—	—	—%	—	0.01	(100)%
Earnings (loss) per common share	$2.40	$2.74	(12)%	$4.81	$4.04	19%
Weighted-average common shares outstanding	39.5	41.6	5%	40.0	41.6	4%
Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$2.34	$2.63	(11)%	$4.67	$3.86	21%
Earnings (loss) per share from discontinued operations	—	—	—%	—	0.01	(100)%
Earnings (loss) per common share	$2.34	$2.63	(11)%	$4.67	$3.87	21%
Weighted-average common shares outstanding	40.5	43.4	7%	41.2	43.5	5%
Dividends declared per common share	$0.25	$0.12	108%	$0.50	$0.22	127%
NM = Not Meaningful

Franchised Dealerships Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,341.7	$1,452.3	(8)%	$2,687.4	$2,586.3	4%
Fleet new vehicles	166.5	9.7	NM	315.0	32.0	884%
Total new vehicles	1,508.2	1,462.0	3%	3,002.4	2,618.3	15%
Used vehicles	871.9	761.5	14%	1,725.7	1,423.1	21%
Wholesale vehicles	79.2	63.0	26%	185.5	119.1	56%
Total vehicles	2,459.3	2,286.5	8%	4,913.6	4,160.5	18%
Parts, service and collision repair	398.1	346.1	15%	778.7	654.2	19%
Finance, insurance and other, net	129.8	124.0	5%	256.2	221.6	16%
Total revenues	2,987.2	2,756.6	8%	5,948.5	5,036.3	18%
Gross Profit:
Retail new vehicles	167.3	118.0	42%	333.8	187.2	78%
Fleet new vehicles	0.9	0.3	200%	1.8	0.6	200%
Total new vehicles	168.2	118.3	42%	335.6	187.8	79%
Used vehicles	43.7	55.2	(21)%	90.6	87.2	4%
Wholesale vehicles	(0.5)	1.5	(133)%	(0.9)	2.2	(141)%
Total vehicles	211.4	175.0	21%	425.3	277.2	53%
Parts, service and collision repair	198.1	175.6	13%	384.8	330.8	16%
Finance, insurance and other, net	129.8	124.0	5%	256.2	221.6	16%
Total gross profit	539.3	474.6	14%	1,066.3	829.6	29%
Selling, general and administrative expenses	(327.5)	(275.7)	(19)%	(642.8)	(525.8)	(22)%
Depreciation and amortization	(25.3)	(20.6)	(23)%	(50.1)	(41.0)	(22)%
Operating income (loss)	186.5	178.3	5%	373.4	262.8	42%
Other income (expense):
Interest expense, floor plan	(3.9)	(3.2)	(22)%	(7.2)	(7.3)	1%
Interest expense, other, net	(20.2)	(9.7)	(108)%	(40.3)	(19.7)	(105)%
Other income (expense), net	(0.3)	—	(100)%	0.1	0.2	(50)%
Total other income (expense)	(24.4)	(12.9)	(89)%	(47.4)	(26.8)	(77)%
Income (loss) before taxes	162.1	165.4	(2)%	326.0	236.0	38%
Add: impairment charges	—	—	NM	—	—	NM
Segment income (loss)	$162.1	$165.4	(2)%	$326.0	$236.0	38%

Unit Sales Volume:
Retail new vehicles	24,342	30,243	(20)%	48,944	54,060	(9)%
Fleet new vehicles	4,638	245	NM	9,019	786	NM
Total new vehicles	28,980	30,488	(5)%	57,963	54,846	6%
Used vehicles	28,156	28,550	(1)%	55,234	55,786	(1)%
Wholesale vehicles	5,851	6,753	(13)%	12,623	13,585	(7)%
Retail new & used vehicles	52,498	58,793	(11)%	104,178	109,846	(5)%
Used-to-New Ratio	0.97	0.94	4%	0.95	1.02	(6)%

Gross Profit Per Unit:
Retail new vehicles	$6,871	$3,902	76%	$6,821	$3,463	97%
Fleet new vehicles	$203	$1,319	(85)%	$198	$727	(73)%
Total new vehicles	$5,804	$3,881	50%	$5,790	$3,424	69%
Used vehicles	$1,553	$1,934	(20)%	$1,640	$1,563	5%
Finance, insurance and other, net	$2,472	$2,110	17%	$2,460	$2,017	22%
NM = Not Meaningful

Franchised Dealerships Segment - Same Store

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,126.3	$1,447.5	(22)%	$2,236.0	$2,578.2	(13)%
Fleet new vehicles	17.5	9.7	80%	31.0	32.0	(3)%
Total new vehicles	1,143.8	1,457.2	(22)%	$2,267.0	$2,610.2	(13)%
Used vehicles	751.5	758.8	(1)%	1,474.5	1,417.9	4%
Wholesale vehicles	55.4	62.7	(12)%	138.1	118.7	16%
Total vehicles	1,950.7	2,278.7	(14)%	3,879.6	4,146.8	(6)%
Parts, service and collision repair	362.1	344.9	5%	706.8	651.8	8%
Finance, insurance and other, net	106.6	123.7	(14)%	209.1	221.0	(5)%
Total revenues	2,419.4	2,747.3	(12)%	4,795.5	5,019.6	(4)%
Gross Profit:
Retail new vehicles	139.0	117.4	18%	276.9	186.2	49%
Fleet new vehicles	0.8	0.3	167%	1.4	0.6	133%
Total new vehicles	139.8	117.7	19%	278.3	186.8	49%
Used vehicles	38.2	54.5	(30)%	77.5	89.0	(13)%
Wholesale vehicles	(0.4)	4.1	(110)%	(0.8)	4.9	(116)%
Total vehicles	177.6	176.3	1%	355.0	280.7	26%
Parts, service and collision repair	181.2	174.5	4%	350.9	328.8	7%
Finance, insurance and other, net	106.6	123.7	(14)%	209.1	221.0	(5)%
Total gross profit	$465.4	$474.5	(2)%	$915.0	$830.5	10%

Unit Sales Volume:
Retail new vehicles	20,135	30,129	(33)%	40,418	53,865	(25)%
Fleet new vehicles	381	245	56%	658	786	(16)%
Total new vehicles	20,516	30,374	(32)%	41,076	54,651	(25)%
Used vehicles	23,555	28,429	(17)%	46,272	55,549	(17)%
Wholesale vehicles	4,313	6,729	(36)%	9,675	13,532	(29)%
Retail new & used vehicles	43,690	58,558	(25)%	86,690	109,414	(21)%
Used-to-New Ratio	1.15	0.94	23%	1.13	1.02	11%

Gross Profit Per Unit:
Retail new vehicles	$6,905	$3,897	77%	$6,851	$3,458	98%
Fleet new vehicles	$1,973	$1,319	50%	$2,130	$727	193%
New vehicles	$6,813	$3,876	76%	$6,775	$3,418	98%
Used vehicles	$1,622	$1,915	(15)%	$1,674	$1,602	4%
Finance, insurance and other, net	$2,440	$2,113	15%	$2,412	$2,020	19%

NM = Not Meaningful

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$2.5	$0.9	178%	$8.2	$0.9	811%
Used vehicles	577.5	519.7	11%	1,094.5	961.0	14%
Wholesale vehicles	42.2	21.8	94%	104.7	40.5	159%
Total vehicles	622.2	542.4	15%	1,207.4	1,002.4	20%
Finance, insurance and other, net	43.4	53.2	(18)%	83.5	100.3	(17)%
Total revenues	665.6	595.6	12%	1,290.9	1,102.7	17%
Gross Profit:
Retail new vehicles	1.0	—	100%	2.2	0.1	NM
Used vehicles	3.4	(20.1)	117%	4.6	(21.4)	121%
Wholesale vehicles	1.7	3.0	(43)%	3.5	3.2	9%
Total vehicles	6.1	(17.1)	136%	10.3	(18.1)	157%
Finance, insurance and other, net	43.4	53.2	(18)%	83.5	100.3	(17)%
Total gross profit	49.5	36.2	37%	93.8	82.2	14%
Selling, general and administrative expenses	(75.3)	(44.9)	(68)%	(147.0)	(84.2)	(75)%
Depreciation and amortization	(5.9)	(4.2)	(40)%	(11.0)	(7.4)	(49)%
Operating income (loss)	(31.7)	(12.9)	(146)%	(64.2)	(9.4)	(583)%
Other income (expense):
Interest expense, floor plan	(2.2)	(1.1)	(100)%	(3.9)	(2.1)	(86)%
Interest expense, other, net	(1.1)	(0.4)	(175)%	(1.8)	(0.7)	(157)%
Other income (expense), net	0.1	—	100%	—	(0.1)	100%
Total other income (expense)	(3.2)	(1.5)	(113)%	(5.7)	(2.9)	(97)%
Income (loss) before taxes	(34.9)	(14.4)	(142)%	(69.9)	(12.4)	(464)%
Add: impairment charges	—	—	NM	—	—	NM
Segment income (loss)	$(34.9)	$(14.4)	(142)%	$(69.9)	$(12.4)	(464)%

Unit Sales Volume:
Retail new vehicles	85	14	507%	170	14	NM
Used vehicles	16,608	21,261	(22)%	31,603	40,931	(23)%
Wholesale vehicles	2,694	2,878	(6)%	6,343	5,739	11%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,804	$1,537	82%	$2,774	$1,922	44%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended June 30,		Better / (Worse)	Six Months Ended June 30,		Better / (Worse)
	2022	2021	% Change	2022	2021	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$2.9	$0.9	222%	$7.0	$0.9	678%
Used vehicles	406.3	518.6	(22)%	$768.4	$960.1	(20)%
Wholesale vehicles	35.0	21.9	60%	89.3	40.5	120%
Total vehicles	444.2	541.4	(18)%	864.7	1,001.5	(14)%
Finance, insurance and other, net	30.8	53.3	(42)%	59.4	99.9	(41)%
Total revenues	475.0	594.7	(20)%	924.1	1,101.4	(16)%
Gross Profit:
Retail new vehicles	0.3	0.1	200%	0.7	0.1	200%
Used vehicles	(3.6)	(20.3)	82%	(10.4)	(21.6)	52%
Wholesale vehicles	1.5	2.8	(46)%	3.5	3.1	13%
Total vehicles	(1.8)	(17.4)	90%	(6.2)	(18.4)	66%
Finance, insurance and other, net	30.8	53.3	(42)%	59.4	99.9	(41)%
Total gross profit	$29.0	$35.9	(19)%	$53.2	$81.5	(35)%

Unit Sales Volume:
Retail new vehicles	37	14	164%	81	14	479%
Used vehicles	12,440	21,222	(41)%	23,830	40,892	(42)%
Wholesale vehicles	2,286	2,878	(21)%	5,393	5,739	(6)%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,171	$1,538	41%	$2,048	$1,914	7%
NM = Not Meaningful

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Consolidated Selling, General and Administrative ("SG&A") Expenses - Non-GAAP Reconciliation

	Three Months Ended June 30,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$266.4	$213.8	$(52.6)	(25)%
Advertising	25.6	15.3	(10.3)	(67)%
Rent	13.7	13.7	—	—%
Other	97.1	77.8	(19.3)	(25)%
Total SG&A expenses	$402.8	$320.6	$(82.2)	(26)%
Items of interest:
Long term compensation charges	$(4.4)	$—
Total SG&A adjustments	$(4.4)	$—
Adjusted:
Total adjusted SG&A expenses	$398.4	$320.6	$(77.8)	(24)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.2%	41.9%	(330)	bps
Advertising	4.3%	3.0%	(130)	bps
Rent	2.3%	2.7%	40	bps
Other	16.6%	15.2%	(140)	bps
Total SG&A expenses as a % of gross profit	68.4%	62.8%	(560)	bps
Items of interest:
Long term compensation charges	(0.7)%	—%
Total effect of adjustments	(0.7)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	67.7%	62.8%	(490)	bps

Consolidated - SG&A Expenses - Non-GAAP Reconciliation (Continued)

	Six Months Ended June 30,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$518.9	$402.3	$(116.6)	(29)%
Advertising	51.7	27.5	(24.2)	(88)%
Rent	26.4	27.4	1.0	4%
Other	192.8	152.8	(40.0)	(26)%
Total SG&A expenses	$789.8	$610.0	$(179.8)	(29)%
Items of interest:
Long term compensation charges	(4.4)	$—
Total SG&A adjustments	$(4.4)	$—
Adjusted:
Total adjusted SG&A expenses	$785.4	$610.0	$(175.4)	(29)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	44.7%	44.1%	(60)	bps
Advertising	4.5%	3.0%	(150)	bps
Rent	2.3%	3.0%	70	bps
Other	16.6%	16.8%	20	bps
Total SG&A expenses as a % of gross profit	68.1%	66.9%	(120)	bps
Items of interest:
Long term compensation charges	(0.4)%	—%
Total effect of adjustments	(0.4)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	67.7%	66.9%	(80)	bps

Franchised Dealerships Segment - SG&A Expenses - Non-GAAP Reconciliation

	Three Months Ended June 30,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$225.9	$187.8	$(38.1)	(20)%
Advertising	7.8	7.5	(0.3)	(4)%
Rent	11.0	12.1	1.1	9%
Other	82.9	68.3	(14.6)	(21)%
Total SG&A expenses	$327.6	$275.7	$(51.9)	(19)%
Items of interest:
Long term compensation charges	$(4.4)	$—
Total SG&A adjustments	$(4.4)	$—
Adjusted:
Total adjusted SG&A expenses	$323.2	$275.7	$(47.5)	(17)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	41.9%	39.6%	(230)	bps
Advertising	1.4%	1.6%	20	bps
Rent	2.0%	2.5%	50	bps
Other	15.4%	14.4%	(100)	bps
Total SG&A expenses as a % of gross profit	60.7%	58.1%	(260)	bps
Items of interest:
Long term compensation charges	(0.8)%	—%
Total effect of adjustments	(0.8)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	59.9%	58.1%	(180)	bps

Franchised Dealerships Segment - SG&A Expenses - Non-GAAP Reconciliation (Continued)

	Six Months Ended June 30,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$441.0	$353.2	$(87.8)	(25)%
Advertising	15.6	13.3	(2.3)	(17)%
Rent	21.9	24.2	2.3	10%
Other	164.3	135.1	(29.2)	(22)%
Total SG&A expenses	$642.8	$525.8	$(117.0)	(22)%
Items of interest:
Long term compensation charges	$(4.4)	$—
Total SG&A adjustments	$(4.4)	$—
Adjusted:
Total adjusted SG&A expenses	$638.4	$525.8	$(112.6)	(21)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	41.4%	42.6%	120	bps
Advertising	1.5%	1.6%	10	bps
Rent	2.1%	2.9%	80	bps
Other	15.3%	16.3%	100	bps
Total SG&A expenses as a % of gross profit	60.3%	63.4%	310	bps
Items of interest:
Long term compensation charges	(0.4)%	—%
Total effect of adjustments	(0.4)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	59.9%	63.4%	350	bps

EchoPark Segment - SG&A Expenses

	Three Months Ended June 30,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$40.5	$26.0	$(14.5)	(56)%
Advertising	17.8	7.8	(10.0)	(128)%
Rent	2.7	1.6	(1.1)	(69)%
Other	14.2	9.5	(4.7)	(49)%
Total SG&A expenses	$75.2	$44.9	$(30.3)	(67)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	81.8%	71.8%	(1,000)	bps
Advertising	36.0%	21.5%	(1,450)	bps
Rent	5.5%	4.4%	(110)	bps
Other	28.6%	26.3%	(230)	bps
Total SG&A expenses as a % of gross profit	151.9%	124.0%	(2,790)	bps

	Six Months Ended June 30,		Better / (Worse)
	2022	2021	Change	% Change
	(In millions)
Reported:
Compensation	$77.9	$49.1	$(28.8)	(59)%
Advertising	36.1	14.2	(21.9)	(154)%
Rent	4.5	3.2	(1.3)	(41)%
Other	28.5	17.7	(10.8)	(61)%
Total SG&A expenses	$147.0	$84.2	$(62.8)	(75)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	83.0%	59.8%	(2,320)	bps
Advertising	38.5%	17.3%	(2,120)	bps
Rent	4.8%	3.9%	(90)	bps
Other	30.4%	21.6%	(880)	bps
Total SG&A expenses as a % of gross profit	156.7%	102.6%	(5,410)	bps

Earnings Per Share from Continuing Operations - Non-GAAP Reconciliation

	Three Months Ended June 30, 2022			Three Months Ended June 30, 2021
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In millions, except per share amounts)
Diluted earnings (loss) and shares from continuing operations	40.5	$94.8	$2.34	43.4	$114.0	$2.63
Pre-tax items of interest:
Long term compensation charges		$4.4			$—
Total pre-tax items of interest		$4.4			$—
Adjusted diluted earnings (loss) and shares from continuing operations	40.5	$99.2	$2.45	43.4	$114.0	$2.63

	Six Months Ended June 30, 2022			Six Months Ended June 30, 2021
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In millions, except per share amounts)
Diluted earnings (loss) and shares from continuing operations	41.2	$192.1	$4.67	43.5	$167.7	$3.86
Pre-tax items of interest:
Long term compensation charges		$4.4			$—
Total pre-tax items of interest		$4.4			$—
Adjusted diluted earnings (loss) and shares from continuing operations	41.2	$196.5	$4.77	43.5	$167.7	$3.86

Adjusted EBITDA - Non-GAAP Reconciliation

	Three Months Ended June 30, 2022				Three Months Ended June 30, 2021
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)
Net income (loss)				$94.8				$113.8
Provision for income taxes				32.4				37.0
Income (loss) before taxes	$162.1	$(34.9)	$—	$127.2	$165.4	$(14.4)	$(0.2)	$150.8
Non-floor plan interest	19.1	1.0	—	20.1	8.9	0.3	—	9.2
Depreciation and amortization	26.4	6.0	—	32.4	21.4	4.2	—	25.6
Stock-based compensation expense	4.2	—	—	4.2	4.0	—	—	4.0
Long-term compensation charges	4.4	—	—	4.4	—	0.5	—	0.5
Loss (gain) on franchise and real estate disposals	0.1	—	—	0.1	(0.4)	—	—	(0.4)
Adjusted EBITDA	$216.3	$(27.9)	$—	$188.4	$199.3	$(9.4)	$(0.2)	$189.7

	Six Months Ended June 30, 2022				Six Months Ended June 30, 2021
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)
Net income (loss)				$192.1				$168.1
Provision for income taxes				64.0				56.0
Income (loss) before taxes	$326.0	$(69.9)	$—	$256.1	$236.0	$(12.4)	$0.5	$224.1
Non-floor plan interest	38.1	1.7	—	39.8	18.0	0.7	—	18.7
Depreciation & amortization	52.3	11.2	—	63.5	42.7	7.5	—	50.2
Stock-based compensation expense	8.6	—	—	8.6	7.5	—	—	7.5
Long-term compensation charges	4.4	—	—	4.4	—	1.0	—	1.0
Loss (gain) on franchise and real estate disposals	(1.0)	—	—	(1.0)	(0.5)	—	—	(0.5)
Adjusted EBITDA	$428.4	$(57.0)	$—	$371.4	$303.7	$(3.2)	$0.5	$301.0